As filed with the Securities and Exchange Commission on March 10, 2008.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21079

AIP Alternative Strategies Funds
(Exact name of registrant as specified in charter)

701 Westchester Avenue, Suite 312W, White Plains, NY 10604
(Address of principal executive offices) (Zip code)

Mr. Lee Schultheis, 701 Westchester Avenue, Suite 312W, White Plains, NY 10604
(Name and address of agent for service)

1-877-LOW-BETA (569-2382)
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2007

Date of reporting period:  December 31, 2007

Item 1. Report to Stockholders.

AIP Alternative Strategies Funds
Shareholder Letter
February 25, 2008

Dear Fellow Shareholders:

At the close of 5 full calendar years of operations for our Alpha Hedged Strategies Fund (ALPHX), we are pleased to present the AIP Alternative Strategies Funds Annual Report for the period ended December 31, 2007. Alternative Investment Partners, the mutual fund advisor dedicated exclusively to alternative investment strategiessm, created the AIP Fund Family to offer the benefits of risk-adjusted and absolute return investing to a broad spectrum of individual and institutional investors.

Since its launch over five years ago, our flagship Alpha Hedged Strategies Fund (ALPHX) has been widely covered in the media, as an innovative open-end mutual fund. The Fund seeks to minimize equity market exposure and volatility, by employing a variety of absolute return ‘hedged’ strategies. Designed to access the talents of seasoned hedge fund managers (as our sub-advisors) and provide the types of hedged alternative strategies not typically found in open-end mutual funds, Alpha has delivered top ranked performance in the most recent 5 year period:

Standardized Performance as of				Since Incep.
12/31/07 (%)	1 Yr	3 Yr*	5 Yr*	9/23/02**

ALPHX (No Load Shares)	8.25	6.75	8.04	7.17
Lipper EMN Category	3.55	3.91	3.30	N/A
Lipper Ranking	6/63	4/23	1/17	N/A

Total Annual Fund Operating Expenses		6.10%
Net Fund Operating Expenses		3.99%***

*	Average Annualized Return
**	ALPHX Inception on 9/23/02
***	Excluding dividends on short positions and interest on borrowings, other Fund Operating Expenses are contractually capped indefinitely at 3.99%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Most recent month-end performance is available by calling 1-877-LOW-BETA.

Alpha Hedged Strategies Fund was ranked number 1 out of 17, number 4 out of 23 and number 6 out of 63 for 5-year, 3-year and 1-year total returns, respectively, in Lipper’s Equity Market Neutral Fund Category as of December 31, 2007. The Fund outperformed its category competitors with a 8.04% annualized 5-year return; the category average was 3.30%, as surveyed by Lipper Analytical Services, Inc.

ALPHX continues to stand apart from the crowd in offering a broad diversity of non-correlating, low beta strategies for conservative investors. The AIP Funds ‘fund-of-mutual-funds’ structure continues to enable us to grow much broader in diversity. 16 new managers were added in 2007 and early 2008. We now have 29 active managers and hedged strategies. This platform of real hedge fund mangers and strategies within a mutual fund structure will continue to have all investments be managed and monitored within the regulatory framework that governs the mutual fund industry.

In response to market demand for a more aggressive version of AIP’s multi-strategy hedged mutual fund approach, we launched a second fund, the Beta Hedged Strategies Fund (BETAX), to provide our shareholders with greater choice in risk-adjusted return profiles. BETAX currently has 25 active sub-advisors and hedged strategies.

In August of 2006, we launched C-share classes for Alpha (APHCX) and Beta (BETCX), to allow financial intermediaries greater flexibility in how they can offer our fund choices to their clients.

As investors continue to search for alternatives to traditional funds that have significant exposure to the equity markets, they are seeking out new solutions like AIP Funds. This heightened investor interest has recently driven our total Fund net assets over the $768 million level. As a fully open-end mutual fund family with products that allocate their assets among multiple specialized hedge fund managers (the Fund’s sub-advisors), we believe that Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund represent compelling opportunities for mutual fund investors, and an attractive alternative to traditional hedge fund-of-funds for many high net worth individuals and financial intermediaries. The Funds seek to attain more consistently positive annual returns, with lower market exposure risk and volatility, than if they utilized a single manager or single strategy approach.

We thank our shareholders for their continued loyalty, as we strive to provide rewarding risk adjusted long-term investment returns.

Very truly yours,

Lee W. Schultheis
President & Chief Investment Strategist
AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund (ALPHX / APHCX)
Beta Hedged Strategies Fund (BETAX / BETCX)

AIP Alternative Strategies Funds
Market Commentary
December 31, 2007

The goal of the AIP Alternative Strategies Funds mutual fund family is to provide a range of superior risk-adjusted return profiles, for investors seeking something different from the traditional investment approach of ‘buy and hold equities’, and thus being dependent on the vagaries of the equity markets.

Alpha Hedged Strategies Fund (ALPHX) is designed to achieve consistent absolute returns with low correlation to traditional financial market indices. We seek to achieve this goal by employing experienced hedge fund managers as our sub-advisors, running their conservative hedged investment strategies in separate accounts within the Fund. The Fund is designed to mimic a conservative hedge fund of funds style portfolio, but to do so within the confines of an open-end mutual fund vehicle.

AIP’s Beta Hedged Strategies Fund (BETAX) was launched in late April of 2006, and is designed to achieve strong risk-adjusted returns with moderate correlation to traditional market indices. BETAX was created to offer shareholders a choice, between a more conservatively positioned fund portfolio, such as ALPHX, and a more aggressive multi-strategy approach with BETAX.

The Hedged Strategies Space
2007 proved to be a year of two distinct “halves”, as most hedged strategies worked reasonably well in the first 6 months of the year. The first rumblings of potential problems in sub-prime in early February, and a mini-stock market crisis triggered by the Chinese markets at the end of February proved to be the only real blips along the way in early 2007. By mid-year, the majority of hedged strategy mutual funds and hedge funds had posted strong gains.

Then the wheels fell off. The “sub-prime slime” hit with a vengeance in July of 2007, with credit markets freezing up in areas previously unrelated, like asset-backed commercial paper. An early casualty was the private equity markets, which had ridden the wave of easy credit with “covenant light”, “no money down” financing of many acquisitions. This caused collateral damage in the merger arbitrage arena, as there was no longer a steady “bid under the market” on many cash deals, and prospective takeover candidates.

Then the “quant flu” hit with full force in August, sending many self-proclaimed “market neutral” strategies spiraling downward with frightening speed. Although many recovered swiftly, some highly leveraged hedge funds, and a few open-end mutual funds subject to daily redemptions, were hit hard. In any event, it certainly brought home the realization that no single strategy, even a hedged one, was immune to occasional significant turmoil along the way.

In September and October the sub-prime “creep” reached out into financials, including banks, brokerages and the recent crop of IPO’d hedge fund and private equity management companies like Blackstone and Fortress. Ultimately, sub-prime directly cost the CEO’s of Citigroup and Merrill Lynch their jobs, as sizeable balance sheet markdowns had to be taken (and likely will continue sometime into 2008).

With a full blown credit crunch and liquidity crisis looming, the Fed finally stepped in to reassure markets, inject some liquidity/confidence (aren’t they sometimes the same thing?), and reassert the priority of keeping financial markets functioning over their more coveted goal of fighting future inflation. Washington even got into the act, with numerous rumblings of “super-funds” or clearing houses like the RTC from back in the days of the S&L crisis of the late 1980’s and early 1990’s, and a proposed “rating system” of a borrower’s ability to absorb mortgage rate resets, and potentially freezing some scheduled resets. Fortunately, all of these suggestions are largely impractical to implement, and any serious attempts to do so could send a permanent chill through the loan securitization marketplace (imagine buying a securitized loan pool and then finding out that the federal government could unilaterally change the terms of the underlying loans on you?).

AIP Funds in 2007
Like the entire hedged strategies space, 2007 was a tale of two halves for AIP’s Alpha Hedged Strategies and Beta Hedged Strategies Funds. In the first half of 2007 a number of strategies shone, such as distressed securities, global hedged income, long/short strategies (those not fully hedged), both domestic and global, equity options overlay, and merger arbitrage. Laggards included many of the market neutral long/short strategies, convertible bond arbitrage, and fixed-income arbitrage (where we had a hedged exposure to sub-prime that was waiting for the downturn in that sector to play out).

The second half of 2007 was almost a complete flip-flop of what worked and what did not. Most notably, long/short suffered along with the general equity markets (although global long/short fared the best), and distressed securities had to weather both a dramatic widening of credit spreads (post sub-prime) and some profit taking relative to the strong gains of the early part of the year. The two biggest winners in the latter half of the year were fixed-income arbitrage (as the long awaited sub-prime unwind finally began the “sorting the winners from the losers” in this space —exactly what our hedged exposures in this area were structured for), and some impressive gains in the market neutral long/short strategies, in spite of one decidedly bad week in early August, sort of a mini “quant head cold” in our case.

Overall, the final net returns of both Alpha (+8.25%) and Beta (+10.35%) for 2007 were remarkable, as the average fund in Lipper’s Equity Market Neutral category returned a paltry +3.55%, and the average entry in Morningstar’s Long/Short category (a bit more aggressive grouping than Lipper’s) was still only +4.42%.

Standardized Performance as of				Since
12/31/07 (%)	1 Yr	3 Yr*	5 Yr*	Incep*/**

ALPHX (No Load Shares)	8.25	6.75	8.04	7.17
BETAX (No Load Shares)	10.35	N/A	N/A	3.96
Lipper EMN Category	3.55	3.91	3.30	N/A
Morningstar L/S Category	4.42	6.00	6.94	N/A
Total Annual Fund Operating Expenses (ALPHX)			6.10%
Total Annual Fund Operating Expenses (BETAX)			5.97%
Net Fund Operating Expenses (ALPHX & BETAX). .			3.99%***

*	Average Annualized Return
**	ALPHX Inception on 9/23/02 / BETAX inception on 4/28/06
***	Excluding dividends on short positions and interest on borrowings, other Fund Operating Expenses are contractually capped indefinitely at 3.99%

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Most recent month-end performance is available by calling 1-877-LOW-BETA.

The Outlook for 2008
The biggest story of 2008 may well turn out to be a repeat of 2007’s top headline, continued sub-prime fallout, although perhaps it would be better to use the broader label of “structured finance”. While the “re-pricing of risk” in credit markets may have largely occurred in 2007, the diminished liquidity and confidence in credit instruments (especially the more complex ones developed by Wall Street’s alchemists in the past few years), may take some time to sort through.

By the end of 2007, the “R” word began making the rounds, and while many debate the odds for an economic slow-down vs. an actual recession, with very little talk of significant growth in 2008, forecasts have been vastly different depending upon the sector in question, and its potential exposure to all things sub-prime. How bad housing will be how far real estate prices will fall, and whether or not areas like retail and technology can be largely spared have been bandied about. Two factors that may temper any more downside in the market in early 2008 are the tremendous amount of cash on the sidelines and pension and 401k contributions that typically pour in at the beginning of the year.

But, there has not been much discussion of one of the primary drivers of economic growth in the past few years: the “wealth effect” felt by a majority of American consumers via their increasing home equity and the many ways they had been able to tap into that growing asset via easy credit lending standards (can you see where this is going?).

If home prices fall, home equity will shrink. If 5-year adjustable rate mortgages issued in 2003 have significant resets in 2008, disposable income will fall. A populace and an economy that has thrived on credit may be forced to retrench, and even the continued uncertainty in credit markets may dampen the consumer’s willingness to spend. Global growth and the cheap dollar may provide some offsets to slowing domestic growth, but the scope of the sub-prime/credit ills is still not fully known or quantifiable. Caution is in order for the near-term.

The good news, especially for hedged strategies, is that all of the above means that markets are a little less liquid but a whole lot more inefficient, providing abundant opportunities for alpha generation than in recent years, when high levels of liquidity drove greater market efficiencies (the bane of alpha generation). In better markets, there is often a dearth of good short ideas, where currently they abound. Hedged managers that like to take greater directional exposures in selected areas (meaning less than full hedging) may do well to be more cautious in the first half of 2008, but there may well be some compelling “fire sale” bargains not seen for awhile towards the latter half of the year or in early 2009. 2008 may also be a “tale of two halves”, but the order may be reversed from 2007, with tougher sledding in the early stages and more abundant opportunities later on.

At AIP we will endeavor to position our Funds for the opportunities at hand. Alpha will take a more hedged and diversified approach to things, keeping a strong emphasis on risk control, while Beta will be looking to take more concentrated or opportunistic exposures in strategies and sectors (both long and short) that appear most compelling. While dynamic and volatile markets provide opportunities for returns, we believe our broad diversification among multiple hedged strategies (24 active managers at year’s end and more on the way) provides a measure of risk control that is a hallmark of hedged investing.

While our mission is to generate returns for our investors, we cannot lose sight of the fact that it is strong “risk adjusted returns”, and not “just returns” that we are after. We feel this distinction is the primary driver behind the rapid growth of not only AIP Funds, but the entire hedged strategies mutual fund space.

Must be preceded or accompanied by a prospectus. Read it carefully before investing.

Fund Disclosure
Certain hedging techniques and leverage employed in the management of the Funds may accelerate the velocity of possible losses. Short selling involves the risk of potentially unlimited increase in the market value of the security sold short, which could result in potentially unlimited loss for the Funds. Derivatives involve investment exposure that may exceed the original cost and a small investment in derivatives could have a large potential impact on the performance of the Funds. Options held in the Funds may be illiquid and the fund manager may have difficulty closing out a position. The Funds may also invest in:

•	smaller capitalized companies — subject to more abrupt or erratic market movements than larger, more established companies;
•	foreign securities, which involve currency risk, different accounting standards and are subject to political instability;
•	securities limited to resale to qualified institutional investors, which can affect their degree of liquidity;
•
shares of other investment companies that invest in securities and styles similar to the Funds, resulting in a generally higher investment cost than from investing directly in the underlying shares of these funds.

The Funds intend to utilize these individual securities and hedging techniques in matched combinations that are designed to neutralize or offset the individual risks of employing these techniques separately. Some of these matched strategies include: merger arbitrage, long/short equity, convertible bond arbitrage and fixed-income arbitrage. There is no assurance that these strategies will protect against losses. The Funds are non-diversified and therefore may invest in the securities of fewer issuers than diversified funds at any one time; as a result, the gains and losses of a single security may have a greater impact on each Fund’s share price.

Because the Funds are fund-of-funds, your cost of investing in the Funds will generally be higher than the cost of investing directly in the shares of the mutual funds in which it invests. By investing in the Funds, you will indirectly bear your share of any fees and expenses charged by the underlying funds, in addition to indirectly bearing the principal risks of the funds. Please refer to the prospectus for more information about the Funds, including risks, fees and expenses.

Mutual fund investing involves risk; loss of principal is possible. Please consult an investment professional for advice regarding your particular circumstances. An investment in the Funds may not be suitable for all investors.

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

© 2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. Morningstar defines Long-Short as: a fund with roughly 20% their total net assets in short positions.

Alpha: is an annualized return measure of how much better or worse a fund’s performance is relative to an index of funds in the same category, after allowing for differences in risk. Beta: measures the correlation and magnitude with which a fund moves in relation to a general market benchmark.

Quasar Distributors, LLC, Distributor — 2/08

AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund (No Load)
Growth of $10,000 — December 31, 2007

^	Since inception data for Fund, the S&P 500 Index and the 90 Day T-Bills is as of 9/23/2002
*	Since inception data for the HFRI FOF: Conservative Index is as of 9/30/2002

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com.

The chart assumes an initial investment of $10,000 made on September 23, 2002 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Conservative Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various absolute return, hedged strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund (Class C)
Growth of $10,000 — December 31, 2007

^ Since inception data for Fund, S&P 500 Index and 90 Day T-Bill is as of 8/01/2006
* Since inception data for the HFRI FOF: Conservative Index is as of 7/31/2006

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com.

The chart assumes an initial investment of $10,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Conservative Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various absolute return, hedged strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Beta Hedged Strategies Fund (No Load)
Growth of $10,000 — December 31, 2007

^Since inception data for Fund, the S&P 500 Index and the 90 Day T-Bills is as of 4/28/2006
* Since inception data for the HFRI FOF: Strategic Index is as of 4/30/2006

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com.

The chart assumes an initial investment of $10,000 made on April 28, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Strategic Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various opportunistic return, hedged and alternative strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Beta Hedged Strategies Fund (Class C)
Growth of $10,000 — December 31, 2007

^   Since inception data for Fund, S&P 500 Index and 90 Day T-Bill is as of 8/01/2006
*   Since inception data for the HFRI FOF: Strategic Index is as of 7/31/2006

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.aipfunds.com.

The chart assumes an initial investment of $10,000 made on August 1, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends and other distributions.

The S&P 500 Index is an unmanaged index representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange. No expenses are deducted from the performance of the S&P 500 Index and an investor cannot invest directly in the Index. The securities that comprise the S&P 500 may differ substantially from the securities in the Fund’s portfolio.

The 90 Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury bills are backed by the full faith and credit of the U.S. Government and offer a guarantee as to the repayment of principal and interest at maturity.

The HFRI FOF: Strategic Index is an equally weighted performance index. The funds that comprise this index are hedge funds available only to accredited investors. These funds seek to profit by investing in various opportunistic return, hedged and alternative strategies. One cannot invest directly in an index.

AIP Alternative Strategies Funds
Alpha Hedged Strategies Fund
(1) Allocation of Portfolio Assets — December 31, 2007

____________________
(1) Percentages are stated as a percentage of total investments.

AIP Alternative Strategies Funds
Beta Hedged Strategies Fund
(1) Allocation of Portfolio Assets — December 31, 2007

____________________
(1) Percentages are stated as a percentage of total investments.

AIP Alternative Strategies Funds
Expense Example
December 31, 2007 (Unaudited)

As a shareholder of the Alpha or Beta Hedged Strategies Funds (each a “Fund” and collectively “the Funds”), you incur two types of costs: (1) transaction costs, including deferred sales charges (loads) on redemptions of shares held less than one year for Class C shares; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/07-12/31/07).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Funds charge no up-front sales load or transaction fees, a contingent deferred sales charge of 1.00% is applied to Class C shares sold within a year. Also, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions, related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

AIP Alternative Strategies Funds
Expense Example
December 31, 2007 (Unaudited) (continued)

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Alpha Hedged Strategies (No Load Shares)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07+
Actual‹	$1,000.00	$1,010.30	$29.69
Hypothetical
(5% return before
expenses)**	1,000.00	995.66	29.48

‹	Excluding interest expense and dividends on short positions, your actual expenses would be $20.22.
**	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.17.
+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 5.86%, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 3.99%.

AIP Alternative Strategies Funds
Expense Example
December 31, 2007 (Unaudited) (continued)

Alpha Hedged Strategies (C Shares)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07+
Actual‹	$1,000.00	$1,006.70	$33.43
Hypothetical
(5% return before
expenses)**	1,000.00	991.88	33.19

‹	Excluding interest expense and dividends on short positions, your actual expenses in the Portfolio would be $23.97.
**	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $23.91.
+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 6.61%, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 4.74%.

Beta Hedged Strategies (No Load Shares)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07+
Actual‹	$1,000.00	$995.60	$28.22
Hypothetical
(5% return before
expenses)**	1,000.00	996.92	28.24

‹	Excluding interest expense and dividends on short positions, your actual expenses in the Portfolio would be $20.07.
**	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $20.17.
+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 5.61%, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 3.99%.

AIP Alternative Strategies Funds
Expense Example
December 31, 2007 (Unaudited) (continued)

Beta Hedged Strategies (C Shares)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/07	12/31/07	7/1/07 - 12/31/07+
Actual‹	$1,000.00	$991.60	$31.93
Hypothetical
(5% return before
expenses)**	1,000.00	993.14	31.95

‹	Excluding interest expense and dividends on short positions, your actual expenses in the Portfolio would be $23.79.
**	Excluding interest expense and dividends on short positions, your hypothetical expenses in the Portfolio would be $23.91.
+
Expenses are equal to the Portfolio’s annualized expense ratio, including interest expense and dividends on short positions incurred indirectly through the underlying funds, of 6.36%, multiplied by the average account value over the period, multiplied by 184/365. If interest expense and dividends on short positions were excluded, the annualized expense ratio would have been 4.74%.

AIP Alternative Strategies Fund
Alpha Hedged Strategies Fund
Schedule of Investments — December 31, 2007

UNDERLYING FUNDS TRUST —	Shares or
121.58%	Principal Amount	Value
Convertible Bond Arbitrage-1 Portfolio	6,879,706	$69,278,640
Deep Value Hedged Income-1 Portfolio	7,843,045	77,097,133
Distressed Securities & Special Situations-1
Portfolio	9,832,214	89,374,820
Equity Options Overlay-1 Portfolio	5,220,281	53,821,096
Fixed Income Arbitrage-1 Portfolio	7,625,430	66,646,255
Global Hedged Income-1 Portfolio	7,303,692	74,570,700
Long/Short Equity — Deep Discount Value-
1 Portfolio	5,407,202	45,420,500
Long/Short Equity — Earnings Revision-1
Portfolio	5,042,959	60,616,370
Long/Short Equity — Global-1 Portfolio	3,205,035	42,114,156
Long/Short Equity — Growth-1 Portfolio(a)	5,475,992	55,143,244
Long/Short Equity — Healthcare/Biotech-1
Portfolio	3,420,287	33,279,397
Long/Short Equity — International-1
Portfolio	5,164,298	51,797,909
Long/Short Equity — Momentum-1
Portfolio	7,713,151	77,902,826
Long/Short Equity — REIT-1 Portfolio	5,459,967	61,151,625
Merger Arbitrage-1 Portfolio	4,284,281	43,613,984
TOTAL UNDERLYING FUNDS TRUST
(Cost $883,591,859).		901,828,655
REPURCHASE AGREEMENTS —
0.86%
The Bear Stearns Companies, Inc., 1.500%,
dated 12/31/2007, due 1/02/2008,
repurchase price $6,372,164(b)	$6,371,854	6,371,854
TOTAL REPURCHASE AGREEMENTS
(Cost $6,371,854)		6,371,854
TOTAL INVESTMENTS
(Cost $889,963,713) — 122.44%		908,200,509
Liabilities in Excess of Other Assets —
(22.44)%		(166,472,236)
TOTAL NET ASSETS — 100.00%		$741,728,273

____________________
Percentages are stated as a percent of net assets.
(a) — Non-income Producing.
(b) — Collateralized by U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit, or bankers’ acceptances.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Fund
Beta Hedged Strategies Fund
Schedule of Investments — December 31, 2007

UNDERLYING FUNDS TRUST —	Shares or
122.09%	Principal Amount	Value
Deep Value Hedged Income-1 Portfolio	433,138	$4,257,742
Distressed Securities & Special Situations-1
Portfolio	338,519	3,077,141
Equity Options Overlay-1 Portfolio	334,994	3,453,786
Fixed Income Arbitrage-1 Portfolio	284,920	2,490,201
Global Hedged Income-1 Portfolio	384,812	3,928,934
Long/Short Equity — Deep Discount Value-1
Portfolio	426,260	3,580,580
Long/Short Equity — Global-1 Portfolio	158,596	2,083,955
Long/Short Equity — Growth-1 Portfolio(a)	443,490	4,465,947
Long/Short Equity — Momentum-1
Portfolio	335,470	3,388,245
Long/Short Equity — International-1
Portfolio	271,969	2,727,847
Merger Arbitrage-1 Portfolio	360,962	3,674,597
TOTAL UNDERLYING FUNDS TRUST
(Cost $38,198,553)		37,128,975
REPURCHASE AGREEMENTS — 0.85%
The Bear Stearns Companies, Inc., 1.500%,
dated 12/31/2007, due 1/02/2008,
repurchase price $257,212(b)	$257,202	257,202
TOTAL REPURCHASE AGREEMENTS
(Cost $257,202)		257,202
TOTAL INVESTMENTS
(Cost $38,455,755) — 122.94%		37,386,177
Liabilities in Excess of Other Assets —
(22.94)%		(6,975,039)
TOTAL NET ASSETS — 100.00%		$30,411,138

____________________
Percentages are stated as a percent of net assets.
(a) — Non-income Producing.
(b) — Collateralized by U.S. Government Agency securities, U.S. Government Agency mortgage-backed securities, certificates of deposit, or bankers’ acceptances.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Assets and Liabilities
December 31, 2007

	ALPHA HEDGED STRATEGIES	BETA HEDGED STRATEGIES

Assets:
Investments in affiliated Portfolios, at value (cost$883,591,859,
$38,198,553)	$901,828,655	$37,128,975
Repurchase agreements (cost $6,371,854,
$257,202)	6,371,854	257,202
Receivable for Fund shares issued	8,056,611	2,879,345
Dividends and interest receivable	773	45
Total Assets	916,257,893	40,265,567
Liabilities:
Short-term borrowing on credit facility	147,990,000	8,582,000
Payable for investments in affiliated Portfolios	24,000,000	1,000,000
Payable for Fund shares redeemed	1,173,660	210,464
Payable for distribution fee	30,255	1,434
Payable for shareholder servicing fee	146,769	5,771
Accrued interest expense	732,110	36,954
Other accrued expenses	456,826	17,806
Total Liabilities	174,529,620	9,854,429
Net Assets	$741,728,273	$30,411,138
Net Assets Consist of:
Shares of beneficial interest	$725,323,019	$31,453,221
Undistributed net investment income (loss)	695,910	12,790
Accumulated net realized gain (loss) on investments
sold	(2,527,452)	14,705
Net unrealized appreciation (depreciation) on:
Investments	18,236,796	(1,069,578)
Total Net Assets	$741,728,273	$30,411,138
No Load Shares:
Net Assets	$704,680,643	$29,149,350
Shares outstanding (unlimited shares authorized,
$0.001 par value)	52,997,537	2,337,667
Net asset value, offering price and redemption price
per share	$13.30	$12.47
Class C Shares:
Net Assets	$37,047,630	$1,261,788
Shares outstanding (unlimited shares authorized,
$0.001 par value)	2,810,071	101,873
Net asset value, offering price and redemption price
per share	$13.18	$12.39

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Operations
For the Year Ended December 31, 2007

	ALPHA HEDGED STRATEGIES	BETA HEDGED STRATEGIES
Investment Income:
Income distributions from affiliated
Portfolios	$11,320,869	$387,451
Interest income	35,709	1,985
Total Investment Income	11,356,578	389,436
Expenses:
Shareholder servicing fees
(No Load Shares)	1,194,948	35,682
Distribution fees (Class C Shares)	199,192	5,902
Advisory fees	3,684,448	109,986
Total operating expenses before
interest expense	5,078,588	151,570
Interest expense on credit facility	4,861,498	197,204
Total Expenses	9,940,086	348,774
Net Expenses	9,940,086	348,774
Net Investment Income (Loss)	1,416,492	40,662
Realized and Unrealized Gain (Loss)
on Investments:
Realized gain distributions from
affiliated Portfolios	32,716,540	1,339,048
Other realized gains on affiliated
Portfolios	34,427	—
Total Realized Gains	32,750,967	1,339,048
Change in unrealized appreciation
(depreciation) on affiliated
Portfolios	(2,525,884)	(993,883)
Net Realized and Unrealized Gain
(Loss) on Investments	30,225,083	345,165
Net Increase in Net Assets Resulting from
Operations	$31,641,575	$385,827

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Changes in Net Assets

		Period from
		August 1, 2006
	Year Ended	through	Year Ended
	December 31,	December 31,	July 31,
ALPHA HEDGED STRATEGIES FUND	2007	2006(1)	2006

Operations:
Net investment income (loss)	$1,416,492	$2,174,628	$(729,240)
Total realized gains	32,750,967	4,716,990	1,005,874
Change in unrealized appreciation
(depreciation) on affiliated Portfolios	(2,525,884)	1,858,964	9,389,549
Net Increase in Net Assets Resulting from
Operations	31,641,575	8,750,582	9,666,183
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	(5,784,482)	—	(525,522)
Class C Shares	(60,339)	—	—
Capital Gain Distribution:
No Load Shares	(34,507,224)	—	—
Class C Shares	(1,608,871)	—	—
Total Dividends and Distributions	(41,960,916)	—	(525,522)
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	503,535,935	58,234,963	174,707,161
Proceeds from shares issued to holders in
reinvestment of dividends	38,481,919	—	520,328
Cost of shares redeemed	(106,983,105)	(33,227,950)	(62,046,440)
Redemption fees retained — exchange	4,193	16,045	42,389
C Shares:
Proceeds from shares issued	33,910,390	3,456,752	—
Proceeds from shares issued to holders in
reinvestment of dividends	1,518,175	—	—
Cost of shares redeemed	(996,497)	(60,661)	—
Redemption fees retained — exchanges	6,971	606	—
Net Increase in Net Assets from
Capital Share Transactions	469,477,981	28,419,755	113,223,438
Total Increase in Net Assets	459,158,640	37,170,337	122,364,099
Net Assets:
Beginning of period	282,569,633	245,399,296	123,035,197
End of period*	$741,728,273	$282,569,633	$245,399,296
* Including undistributed net investment
income (loss)	$695,910	$5,292,322	$—

____________________
(1) The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statements of Changes in Net Assets

	Year Ended December 31,	Period from August 1,2006 through December 31,	Period from April 28,2006(1) through July 31,
BETA HEDGED STRATEGIES FUND	2007	2006(2)	2006
Operations:
Net investment (loss)	$40,662	$(31,585)	$(4,407)
Total realized gains	1,339,048	113,699	18,371
Change in unrealized appreciation
(depreciation) on affiliated Portfolios	(993,883)	173,033	(248,728)
Net Increase (Decrease) in Net Assets
Resulting from Operations	385,827	255,147	(234,764)
Dividends and Distributions to Shareholders:
Net Investment Income:
No Load Shares	(35,561)	—	—
Class C Shares	(127)	—	—
Capital Gain Distribution:
No Load Shares	(1,355,765)	—	—
Class C Shares	(58,319)	—	—
Total Dividends and Distributions	(1,449,772)	—	—
Capital Share Transactions:
No Load Shares:
Proceeds from shares issued	32,288,734	1,175,652	5,984,394
Proceeds from shares issued to holders in
reinvestment of dividends	1,338,626
Cost of shares redeemed	(8,866,937)	(1,694,917)	(74,011)
Redemption fees retained — exchanges	958	1,192	605
C Shares:
Proceeds from shares issued	1,215,317	39,000	—
Proceeds from shares issued to holders in
reinvestment of dividends	48,833	—	—
Cost of shares redeemed	(2,760)	—	—
Redemption fees retained — exchanges	14	—	—
Net Increase (Decrease) in Net Assets
from Capital Share Transactions	26,022,785	(479,073)	5,910,988
Total Increase in Net Assets	24,958,840	(223,926)	5,676,224
Net Assets:
Beginning of period	5,452,298	5,676,224	—
End of period*	$30,411,138	$5,452,298	$5,676,224
* Including undistributed net investment
income (loss)	$12,790	$22,953	$13,964

____________________
(1)	Commencement of operations.
(2)	The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statement of Cash Flows
For the Year Ended December 31, 2007

ALPHA HEDGED STRATEGIES
Cash flows from operating activities:
Net increase in net assets resulting from operations	$31,641,575
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating
activities:
Net realized (gain) loss on sale of affiliated Portfolios	(34,427)
Change in unrealized appreciation (depreciation) on
affiliated Portfolios	2,525,884
Changes in assets and liabilities:
Receivable for Fund shares issued	(6,405,383)
Dividends and interest receivable	1,689
Payable for investments purchased	24,000,000
Payable for Fund shares redeemed	1,121,864
Payable for distribution fees	30,255
Payable for shareholder servicing fee	146,769
Accrued interest expense	732,110
Other accrued expenses	87,213
Purchases of affiliated portfolios	(599,298,337)
Net purchases of repurchase agreements	(6,066,277)
Net cash used in operating activities	(551,517,065)
Cash flows from financing activities:
Proceeds from shares issued	537,446,325
Payment on shares redeemed less redemption fees	(107,968,438)
Cash distributions paid	(1,960,822)
Cash provided from short-term borrowing on credit facility	124,000,000
Net cash provided by financing activities	551,517,065
Net change in cash for the period	—
Cash, beginning of year	—
Cash, end of year	$—
Supplemental information:
Cash paid for interest on loan outstanding	$4,264,955
Noncash financing activities consisting of reinvestments of
distributions	$40,000,094

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Statement of Cash Flows
For the Year Ended December 31, 2007

BETA HEDGED STRATEGIES
Cash flows from operating activities:
Net increase in net assets resulting from operations	$385,827
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating
activities:
Change in unrealized appreciation (depreciation) on affiliated
Portfolios	993,883
Changes in assets and liabilities:
Receivable for Fund shares issued	(2,873,088)
Dividends and interest receivable	31
Payable for investments purchased	1,000,000
Payable for Fund shares redeemed	210,464
Payable for distribution fees	1,434
Payable for shareholder servicing fee	5,771
Accrued interest expense	36,954
Other accrued expenses	6,842
Purchases of affiliated Portfolios	(31,439,149)
Net purchases of repurchase agreements	(241,982)
Net cash used in operating activities	(31,913,013)
Cash flows from financing activities:
Proceeds from shares issued	33,504,051
Payment on shares redeemed less redemption fees	(8,868,725)
Cash distributions paid	(62,313)
Cash provided from short-term borrowing on credit facility	7,340,000
Net cash provided by financing activities	31,913,013
Net change in cash for the period	—
Cash, beginning of year	—
Cash, end of year	$—

Supplemental information:
Cash paid for interest on loan outstanding	$166,627
Noncash financing activities consisting of reinvestments of
distributions	$1,387,459

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Notes to Financial Statements
December 31, 2007

1.       Organization

AIP Alternative Strategies Funds (the “Trust”) was organized as a Dela-ware statutory trust on April 12, 2002. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is an open-ended management investment company issuing two non-diversified series of shares to investors, Alpha Hedged Strategies Fund (formerly known as the Alpha Strategies I Fund) (“Alpha”) and Beta Hedged Strategies Fund (“Beta”) (the “Funds”). Each Fund of the Trust has its own investment objective and policies.

The Funds offer No Load Shares and Class C Shares. The Class C Shares have a contingent deferred sales charge of 1.00% for shares sold within one year of purchase and an annual 12b-1 fee of 1.00%. The Class C shares do not charge a shareholder servicing fee.

Underlying Funds Trust (the “UFT”), an open-end management investment company, was organized as a Delawarestatutory trust on March 27, 2006. Effective at the close of business on April 28, 2006 Alpha exchanged substantially all of its net assets through a tax-free exchange for shares of UFT mutual funds and changed its structure to become a Fund-of-Funds. The UFT is comprised of several series of mutual funds, all of which are non-diversified, open-ended management investment companies (the “Portfolio(s)”). Each Portfolio is an affiliated registered investment company under the Investment Company Act, but is not publicly offered and therefore is only available to affiliated, publicly offered Funds.

Under a Fund-of-Funds structure each Fund invests all of its investable assets across a number of Portfolios of the UFT. Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Portfolio. The Funds and Portfolios are managed by Alternative Investment Partners, LLC (the “Advisor”) and the Portfolios are advised by the Sub-Advisors. The financial statements of the UFT are shown in a separate report. The Investment Advisor and the Board of Trustees may create additional Portfolios with additional Sub-Advisors from time to time to increase the number of Portfolios, and alternative investment strategies, available in which the Funds may invest.

2.       Summary of Significant Accounting Policies

The following is a summary of significant accounting policies that are in conformity with U.S.generally accepted accounting principles and which are followed consistently by the Funds in the preparation of their financial statements.

Investment Valuation and Transactions
Investments in Portfolios of the UFT are valued at their net asset values as reported by the respective Portfolios. Investment and shareholder transactions are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on the accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the effective interest method.

Distributions to Shareholders
Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid at least annually.

Federal Income Taxes
The Funds intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Funds intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Use of Estimates
The preparation of the financial statements in conformity with U.S generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

Guarantees and Indemnifications
In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Financial Accounting Standards Board Interpretation No. 48 “Accounting for Uncertainty in Income Taxes”
Effective 2007, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Funds must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Funds to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. Major jurisdictions for the Funds include Federal and the state of New York. As of December 31, 2007, open Federal and New Yorktax years include the tax years ended December 31, 2005 through December 31, 2007. The Funds have no examination in progress.

The Funds have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Funds’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end December 31, 2007. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

New Accounting Pronouncements
Additionally, in September 2006, the FASB issued FASB Statement No. 157 — Fair Value Measurements (FAS 157). The objective of the statement is to improve the consistency and comparability of fair value measurements used in financial reporting. FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. Management of the Fund is currently evaluating the impact that FAS 157 will have on the Fund’s financial statements.

3.       Underlying Funds Trust

As of December 31, 2007 the UFT consisted of the following Portfolios: Convertible Bond Arbitrage-1, Deep Value Hedged Income-1 Portfolio, Distressed Securities & Special Situations-1, Equity Option Overlay-1 Portfolio, Fixed Income Arbitrage-1, Global Hedged Income-1, Long/Short Equity-Deep Discount Value-1, Long/Short Equity-Earnings Revision-1, Long/Short Equity-Global-1, Long/Short Equity Growth-1, Long/Short Equity-Healthcare/Biotech-1, Long/Short Equity-International-1, Long/Short Equity-Momentum-1, Long/Short Equity-REIT-1 and Merger Arbitrage-1.

Investment Concentration
For the year ended December 31, 2007 for Alpha and Beta Funds, the investment concentrations in the Portfolios were as follows:

	Alpha	Beta

Convertible Bond Arbitrage-1 Portfolio	100.00%	0.00%
Deep Value Hedged Income-1 Portfolio	94.77	5.23
Distressed Securities & Special Situations-1 Portfolio	96.67	3.33
Equity Option Overlay-1 Portfolio	93.97	6.03
Fixed Income Arbitrage-1 Portfolio	96.40	3.60
Global Hedged Income-1 Portfolio	94.99	5.01
Long/Short Equity — Deep Discount Value-1 Portfolio	92.69	7.31
Long/Short Equity — Earnings Revision-1 Portfolio	100.00	0.00
Long/Short Equity — Global-1 Portfolio	95.28	4.72
Long/Short Equity — Growth-1 Portfolio	92.51	7.49
Long/Short Equity — Healthcare/Biotech-1 Portfolio	100.00	0.00
Long/Short Equity — International-1 Portfolio	95.00	5.00
Long/Short Equity — Momentum-1 Portfolio	95.83	4.17
Long/Short Equity — REIT-1 Portfolio	100.00	0.00
Merger Arbitrage-1 Portfolio	92.23	7.77

Indirect Expenses
Upon investing in the Portfolios an indirect annualized expense of 3.00% is incurred by the Funds. Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”), each Portfolio pays the Advisor monthly an annual advisory fee of 2.50% of the Portfolio’s average daily net assets. The Advisor has also entered into an Operating Services Agreement (the “Services Agreement”) with the Portfolios to provide virtually all day-today services to the UFT Portfolios. Each Portfolio pays the Advisor an annual operating services fee of 0.50% the Portfolio’s average daily net assets, excluding any direct or indirect use of leverage. The combined effect of the Advisory Agreement and the Services Agreement (the “Agreements”) is to place a cap or ceiling on each Portfolio’s ordinary annual operating expenses at 3.00% of the average daily net assets, excluding any direct or indirect use of leverage, of each Portfolio.

Under the terms of the Agreements, subject to the supervision of the Board of Trustees, the Advisor will provide, or arrange to provide, essentially all day-to-day portfolio, administrative and operational services to the Portfolios and the UFT. The Advisor pays all fees and expenses associated with the services it provides, including, but not limited to, expenses of legal compliance, shareholder communications and meetings of the shareholders. The Advisor will pay all expenses related to marketing the Portfolios as well as related bookkeeping expenses.

Investment Objectives
As set forth below, each Portfolio has a distinct focus in accordance with which it employs certain investment strategies:

The Convertible Bond Arbitrage-1 Portfolio
Investment Objective
The Convertible Bond Arbitrage-1 Portfolio seeks to achieve current income and capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain convertible bonds and common stock. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies).The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategy to be employed by the Portfolio includes relative value/arbitrage strategies in which the Portfolio may invest in both long and short securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities.

The Deep Value Hedged Income-1 Portfolio
Investment Objective
The Deep Value Hedged Income-1 Portfolio seeks to achieve capital preservation and appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to invest in companies in financial distress. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven Strategies, Distressed Securities Strategies and Market or Sector Timing/Trading Strategies. An Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Distressed Securities Strategy is where the Portfolio is designed to employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from the cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude.

The Distressed Securities & Special Situations-1 Portfolio
Investment Objective
The Distressed Securities & Special Situations-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to invest in companies in financial distress. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven Strategies and Distressed Securities Strategies. An Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Distressed Securities Strategy is where the Portfolio is designed to employ strategies designed to invest in the debt, equity, or trade claims of companies in financial distress. Such securities typically trade at substantial discounts to par value, and may be attractive to investors when managers perceive a turnaround will materialize.

The Equity Options Overlay-1 Portfolio
Investment Objective
The Equity Options Overlay-1 Portfolio seeks to achieve capital preservation and appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equity and equity-related U.S.securities, and utilize options to mitigate downside exposure. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral Equity Strategies, Long/Short Equity Strategies, and Privately Negotiated Options Strategies. A Market Neutral Equity Strategy is wherethe Portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity securities of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S.and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures. A Privately Negotiated Options Strategy is where the Portfolio is designed to invest in privately negotiated options that are based on an asset or a basket of securities. Privately negotiated options will allow the Portfolio to benefit from an increase in the value of the asset or basket without owning the asset or the securities that comprise the basket. Privately negotiated options will allow for economic leverage without incurring risk beyond the premium paid for the option.

The Fixed Income Arbitrage-1 Portfolio
Investment Objective
The Fixed Income Arbitrage-1 Portfolio seeks to achieve current income with preservation of principal.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on opportunities to take advantage of perceived discrepancies in the market prices of certain fixed income and derivative securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Fixed Income and High Yield Investment and Relative Value/Interest Rate Arbitrage Strategies. A Fixed Income and High Yield Investment Strategy is where the Portfolio is designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly “junk bonds.” Additionally, the Portfolio may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments. A Relative Value/Interest Rate Arbitrage Strategy is where the Portfolio invests both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities which may include investing in interest rate swap arbitrage, U.S.and non-U.S. government bond arbitrage.

The Global Hedged Income-1 Portfolio
Investment Objective
The Global Hedged Income-1 Portfolio seeks to achieve current income and capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on investing in global securities and financial instruments, with an emphasis on sovereign fixed income securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market or Sector Timing/Trading and Fixed Income and High Yield Investment Strategies. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. A Fixed Income and High Yield Investment Strategy is where the Portfolio is designed to employ strategies designed to take advantage of deeply discounted debt securities of companies that appear to have significant upside potential. The Portfolio may invest in debt securities that fall below investment grade debt — commonly “junk bonds.” Additionally, the Portfolio may invest in mortgage-backed and other fixed income securities of higher credit quality, and derivative securities of traditional fixed income instruments.

The Long/Short Equity — Deep Discount Value-1 Portfolio
Investment Objective
The Long/Short Equity — Deep Discount Value-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on the fundamental valuations relative to current market price of the companies in which it invests. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.
The principal strategies to be employed by the Portfolio include Event Driven, Market or Sector Timing/Trading Strategies, Long/Short Equity. A Event Driven Strategy is where the Portfolio is designed to employ strategies designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types, etc. that have demonstrated a degree of consistency and correlation to past movements similar in nature and magnitude. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Earning Revision-1 Portfolio
Investment Objective
The Long/Short Equity — Earning Revision-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on the revisions of earnings estimates on the companies in which it invests. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies. The principal strategies to be employed by the Portfolio include Market Neutral Equity and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the Portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Global-1 Portfolio
Investment Objective
The Long/Short Equity — Global-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to emphasize recognizing and capitalizing on trends and stock specific opportunities in the international market. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Long/ Short Equity and Event Driven Strategies. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures. A Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations.

The Long/Short Equity — Growth-1 Portfolio
Investment Objective
The Long/Short Equity — Growth-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in U.S. domestic equity securities. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest and may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral Equity and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Healthcare/Biotech-1 Portfolio
Investment Objective
The Long/Short Equity — Healthcare/Biotech-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in equities of industry groups within the healthcare sector. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral and Long/Short Equity Strategies. Market Neutral Equity Strategy is where the Portfolio may employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. Long/ Short Equity Strategy is where the Portfolio may utilize strategies that employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — International-1 Portfolio
Investment Objective
The Long/Short Equity — International-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to capture some of the inefficiencies in market pricing of equity securities domiciled outside the U.S. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market Neutral Equity and Long/Short Equity Strategies. A Market Neutral Equity Strategy is where the Portfolio is designed to employ strategies designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — Momentum-1 Portfolio
Investment Objective
The Long/Short Equity — Momentum-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on the relative near-term price performance of the companies in which it invests. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Market or Sector Timing/Trading, Market Neutral Equity and Long/Short Equity Strategies. A Market or Sector Timing/Trading Strategy is where the Portfolio is designed to benefit from cyclical relationships between movement in certain market indices, sectors, security types that have demonstrated a degree of consistency and correlation to past movements, similar in nature and magnitude. A Market Neutral Equity Strategy is where the Portfolio is designed to exploit equity market inefficiencies, which generally involves being simultaneously invested in long and short matched equity portfolios of the same size, usually in the same market. These strategies are typically constructed to attempt to be beta neutral and attempt to control the industry, sector, market capitalization and other potential market bias exposures. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures.

The Long/Short Equity — REIT-1 Portfolio
Investment Objective
The Long/Short Equity — REIT-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to capture some of the inefficiencies in market pricing of U.S. commercial real estate. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Long/ Short Equity and Relative Value/Pairs Trading Arbitrage Strategies. A Long/Short Equity Strategy is where the Portfolio is designed to employ long and short trading strategies applied to common stock, preferred stock and convertible securities of U.S. and foreign issuers. These strategies are typically constructed marginally net long in position, and attempt to yield a low beta (a measure of volatility) and also seek to dampen the effects of industry, sector, market capitalization and other potential bias exposures. A Relative Value/Pairs Trading Arbitrage Strategies is where the Portfolio is designed to employ strategies that invest both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities which may include investing in long and short positions in securities of different companies in the same industry.

The Merger Arbitrage-1 Portfolio
Investment Objective
The Merger Arbitrage-1 Portfolio seeks to achieve capital appreciation.

Principal Investment Strategies and Policies
To achieve its investment objective, the Portfolio, under normal market conditions, will invest at least 80% of its total assets in securities that allow the Portfolio to focus on investing in announced merger and acquisition transactions and in companies that may be attractive acquisition targets. The Portfolio has no policy with respect to the capitalization of issuers in which it may invest; therefore, the Portfolio may invest in securities of all market capitalizations (small, mid and large capitalization companies). The securities held by the Portfolio may include common and preferred stock, nonconvertible and convertible debt, options and futures contracts, privately negotiated options, and shares of investment companies.

The principal strategies to be employed by the Portfolio include Event Driven and Relative Value/Merger Arbitrage Strategies. A Event Driven Strategy is where the Portfolio is designed to capture price movements generated by anticipated corporate events such as investing in companies involved in special situations, including, but not limited to, mergers, acquisitions, asset sales, spin-offs, balance sheet restructuring, bankruptcy and other situations. A Relative Value/Merger Arbitrage Strategy is where the Portfolio is designed to invest in both long and short in related securities or other instruments in an effort to take advantage of perceived discrepancies in the market prices for such securities which may include investing in long and short positions in securities involved in an announced merger deal.

Financial Information
The selected financial information presented below is for the Portfolios of the UFT.
			Period from
			August 1, 2006		Period from
	Year Ended		through		April 28, 2006
	December 31,		December 31,		through
	2007		2006(1)		July 31, 2006(2)
		Portfolio		Portfolio		Portfolio
	Total	Turnover	Total	Turnover	Total	Turnover
	Return	Rate	Return	Rate	Return	Rate

Convertible Bond Arbitrage-1
Portfolio	3.93%	80%	3.00%	56%	(1.40)%	45%
Deep Value Hedged Income-1
Portfolio(3)	0.80	8	N/A	N/A	N/A	N/A
Distressed Securities &
Special Situations-1
Portfolio	9.93	194	6.02	47	(4.69)	6
Equity Options Overlay-1
Portfolio(4)	5.70	179	N/A	N/A	N/A	N/A
Fixed Income Arbitrage-1
Portfolio	9.76	43	5.81	29	2.70	32
Global Hedged Income-1
Portfolio	3.57	182	2.24	112	0.68	32
Long/Short Equity — Deep
Discount Value-1
Portfolio	(1.07)	346	10.37	185	(22.50)	163
Long/Short Equity — Earning
Revision-1 Portfolio	21.55	81	(0.99)	27	3.03	20
Long/Short
Equity — Global-1
Portfolio	38.94	152	12.92	108	(8.70)	3
Long/Short
Equity — Growth-1
Portfolio(5)	0.70	74	N/A	N/A	N/A	N/A
Long/Short Equity —
Healthcare/Biotech-1
Portfolio(6)	0.94	212	3.72	60	N/A	N/A
Long/Short Equity —
International-1 Portfolio	8.09	517	(1.54)	286	(0.50)	133
Long/Short Equity —
Momentum-1 Portfolio	11.51	122	(2.21)	42	(1.80)	50
Long/Short Equity — REIT-1
Portfolio	10.22	296	1.10	168	3.20	152
Merger Arbitrage-1
Portfolio	4.02	235	8.61	80	(1.06)	62

(1) The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.
(2) The Funds began investing in the portfolios under the Fund-of Funds structure on April 28, 2006. (3) The Portfolio’s inception date was May 1, 2007.
(4) The Portfolio’s inception date was January 8, 2007. (5) The Portfolio’s inception date was August 20, 2007. (6) The Portfolio’s inception date was September 25, 2006.

Distributions from UFT
For the year ended December 31, 2007, the income distributions received by Alpha and Beta from the UFT were as follows:

	Alpha	Beta
Convertible Bond Arbitrage-1 Portfolio	$1,625,201	$—
Deep Value Hedged Income-1 Portfolio	1,899,712	104,913
Distressed Securities & Special Situations-1
Portfolio	1,129,648	38,893
Fixed Income Arbitrage-1 Portfolio	2,212,233	82,659
Global Hedged Income-1 Portfolio	1,930,917	101,735
Long/Short Equity — Earning Revision-1 Portfolio	840,607	—
Long/Short Equity — Global-1 Portfolio	667,057	33,008
Long/Short Equity — Healthcare/Biotech-1
Portfolio	423,217	—
Long/Short Equity— Momentum-1 Portfolio	592,277	26,243
Total income distributions received	$11,320,869	$387,451

For the year ended December 31, 2007, the following Portfolios paid short-term capital gain distributions to Alpha and Beta:

	Alpha	Beta
Deep Value Hedged Income-1 Portfolio	$13,407	$740
Distressed Securities & Special Situations-1
Portfolio	516,377	17,779
Equity Option Overlay-1 Portfolio	1,324,913	85,022
Fixed Income Arbitrage-1 Portfolio	11,822,103	441,726
Long/Short Equity — Deep Discount Value-1
Portfolio	154,146	12,152
Long/Short Equity — Global — 1 Portfolio	2,779,095	137,519
Long/Short Equity — Healthcare/Biotech-1
Portfolio	414,573	—
Long/Short Equity — International-1 Portfolio	2,016,371	106,189
Long/Short Equity — REIT-1 Portfolio	918,227	—
Merger Arbitrage-1 Portfolio	1,201,123	101,198
Total short-term capital gain distributions received	$21,160,335	$902,325

For the year ended December 31, 2007, the following Portfolios paid long-term capital gain distributions to Alpha and Beta:

	Alpha	Beta
Convertible Bond Arbitrage-1 Portfolio . . . . . . . . . . .	$190,361	$—
Distressed Securities & Special Situations-1
Portfolio	9,749,996	335,688
Long/Short Equity — International-1 Portfolio . . . . . .	285,092	15,014
Long/Short Equity — Momentum-1 Portfolio . . . . . . .	7,673	340
Long/Short Equity — REIT-1 Portfolio . . . . . . . . . . . .	306,134	—
Merger Arbitrage-1 Portfolio	1,016,949	85,681
Total long-term capital gain distributions received	$11,556,205	$436,723

Security Valuation
Securities in the Portfolios of the UFT are valued in the following manner:

Portfolio securities that are listed on a U.S. securities exchange are valued at the closing price of the applicable exchange on the day the valuation is made. Securities listed on the NASDAQ Global Market System are valued using the NASDAQ Official Closing Price (“NOCP”). Open short positions that are traded on the New York Stock Exchange, the American Stock Exchange and on the NASDAQ Global Market System are valued at the last reported sales price on that exchange. Listed securities and put and call options for which no sale was reported on a particular day and securities traded over-the-counter market are valued at the mean between the last bid and ask prices. Fixed income securities (other than obligations having a maturity of 60 days or less) are valued on the basis of values obtained from pricing services or brokers, which take into account appropriate factors such as institutional sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Fixed income securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Futures are valued at settlement price. Foreign equities are valued at the official closing price, last bid if no closing price. The value of swap agreements is equal to the Portfolios’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts. Securities and other assets for which market quotations are not readily available (including restricted securities) will be valued in good faith at fair value under the supervision of the Board. In determining the fair value of a security, the Advisor and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of the portfolio manager of the Portfolios with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Advisor or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formula produced by third parties independent of the Advisor; and (vii) the liquidity or illiquidity of the market for the security. Whether a furnished price is significantly different from the previous day’s price, the Advisor will review the price to determine if it is appropriate.

Investment and shareholder transactions in the Portfolios are recorded on trade date. Realized gains and losses on the sale of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recognized on an accrual basis. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method. All significant accounting policies followed consistently by the UFT are in conformity with U.S. generally accepted accounting principles.

Repurchase Agreements
Certain Portfolios may enter into repurchase agreements with a member bank of the Federal Reserve System or recognized securities dealer. Each repurchase agreement is recorded at cost, which approximates value. It is the Trust’s policy that the Portfolios will receive, as collateral, securities whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Portfolio in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Portfolio may be delayed or limited.

Short Sales
Certain Portfolios may engage in short sale transactions. The Portfolios are liable for any dividends paid on securities sold short. At all times when the Portfolio does not own securities which are sold short, the Portfolios will maintain long securities available for collateral equal in value on a daily marked-to-market basis to the securities sold short. The Portfolio does not require the brokers to maintain collateral in support of these receivables.

Collateral on Short Sales
As collateral for short positions, the Portfolio is required under the 1940 Act to maintain assets consisting of cash or liquid securities. For short positions, this collateral must equal the market value of the securities sold short.

Futures Contracts
Certain Portfolios may purchase and sell futures contracts. Upon entering into a contract, the Portfolio deposits and maintains as collateral, an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains and losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Portfolio is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

Foreign Currency Transactions
Foreign currency transactions are translated into U.S. dollars on the following basis (i) market value of investment securities, assets and liabilities at the daily rates of exchange, and (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions. For financial reporting purposes, the Portfolios do not isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities. However, for federal income tax purposes, the Portfolios do isolate and treat as ordinary income the effect of changes in foreign exchange rates on realized gain or loss from the sale of investment securities and payables and receivables arising from trade-date and settlement-date differences.

Options
Certain Portfolios may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, the Portfolio has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Portfolio has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Portfolio has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As a writer of a put option, the Portfolio has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Portfolio pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of the option.

A purchaser (holder) of a put option pays a nonrefundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Options are valued daily at the last reported sale price at the close of the exchange on which the security is primarily traded. If no sales are reported for exchange-traded options, or the options are not exchange-traded, then they are valued at the mean of the most recent quoted bid and asked prices.

Swaps
Certain Portfolios may enter into both long and short equity swap contracts with multiple broker-dealers. A long equity swap contract entitles the Portfolio to receive from the counterparty any appreciation and dividends paid on an individual security, while obligating the Portfolio to pay the counterparty any depreciation on the security as well as interest on the notional amount of the contract. A short equity swap contract obligates the Portfolio to pay the counterparty any appreciation and dividends paid on an individual security, while entitling the Portfolio to receive from the counterparty any depreciation on the security as well as interest on the notional value of the contact.

The Portfolio may also enter into equity swap contracts whose value is determined by the spread between a long equity position and a short equity position. This type of swap contract obligates the Portfolio to pay the counterparty an amount tied to any increase in the spread between the two securities over the term of the contract. The Portfolio is also obligated to pay the counterparty any dividends paid on the short equity holding as well as any net financing costs. This type of swap contract entitles the Portfolio to receive from the counterparty any gains based on a decrease in the spread as well as any dividends paid on the long equity holding and any net interest income.

Fluctuations in the value of an open contract are recorded daily as a net unrealized gain or loss. The Portfolio will realize a gain or loss upon termination or reset of the contract. Either party, under certain conditions, may terminate the contract prior to the contract’s expiration date.

Credit risk may arise as a result of the failure of the counterparty to comply with the terms of the contract. The Portfolio considers the credit-worthiness of each counterparty to a contract in evaluating potential credit risk. The counterparty risk to the Portfolio is limited to the net unrealized gain, if any, on the contract, along with dividends receivable on long equity contracts and interest receivable on short equity contracts. Additionally, risk may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios did not hold any equity swap contracts at December 31, 2007.

Certain Portfolios may also enter into credit default swaps. Credit default swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security or basket of securities. Credit default swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive or make a payment from the other party, upon the occurrence of specified credit events. Credit default swaps involve transferring the credit exposure of fixed income products between parties. The buyer of a credit default swap receives credit protection, whereas the seller of the swap guarantees the credit worthiness of the product. By doing this, the risk of the default is transferred from the holder of the fixed income security to the seller of the swap.

Swap agreements are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Convertible Securities
Certain Portfolios may invest in convertible securities. A convertible security is a fixed-income security (a debt instrument or a preferred stock), which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or a different issuer. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants
Certain Portfolios may invest a portion of their assets in warrants. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Portfolios’ entire investment therein).

Federal Income Taxes
The Portfolios intend to qualify and elect to be treated as regulated investment companies under Subchapter M of the Internal Revenue Code. The Portfolios intend to distribute the requisite investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is recorded.

Credit Facility
Custodial Trust Company has made available to the Funds a credit facility pursuant to a Loan and Pledge Agreement (“Loan Agreement”) dated April 28, 2006 for the purpose of purchasing portfolio securities. The Loan Agreement can be terminated by either the Portfolios or Custodial Trust Company. Each Portfolio is permitted to borrow up to 33.3% of total assets. The Fixed Income Arbitrage-1 Portfolio, the Long/Short Equity-Earning Revision-1 Portfolio, the Long/Short Equity-Growth-1 Portfolio, the Long/Short Equity-Healthcare/Biotech-1 Portfolio and the Long/Short Equity-REIT-1 Portfolio did not utilize the credit facility during the fiscal year of December 31, 2007. The remaining Portfolios did use the credit facility and the following is presented on this loan agreement:

		Maximum
		Amount
		Outstanding		Weighted
	Outstanding	during The	Average	Average
	Balance as of	Year Ended	Daily	Interest
	December 31, 2007	December 31, 2007	Balance	Rate

Convertible Bond Arbitrage-1
Portfolio	$—	$5,000,000	$424,658	6.53%
Deep Value Hedged Income-1
Portfolio(1)	—	5,700,000	413,973	6.28%
Distressed Securities & Special
Situations-1 Portfolio	—	7,450,500	1,393,696	6.47%
Equity Options Overlay-1
Portfolio(2)	—	2,000,000	791,620	5.99%

		Maximum
		Amount
		Outstanding		Weighted
	Outstanding	during The	Average	Average
	Balance as of	Year Ended	Daily	Interest
	December 31, 2007	December 31, 2007	Balance	Rate

Global Hedged Income-1
Portfolio	—	1,698,750	195,473	5.24%
Long/Short Equity — Deep
Discount Value-1 Portfolio	—	1,712,650	1,374,078	6.39%
Long/Short Equity — Global-1
Portfolio	—	5,060,150	804,079	6.47%
Long/Short Equity —
International-1 Portfolio	—	1,677,650	984,002	6.51%
Long/Short
Equity — Momentum-1
Portfolio	—	395,150	223,365	6.42%
Merger Arbitrage-1 Portfolio	—	4,230,150	3,566,358	6.35%

(1) The Portfolio’s inception date was May 1, 2007.
(2) The Portfolio’s inception date was January 8, 2007.

Borrowings under the Loan Agreement are charged at the 30-day LIBOR rate plus 1.00%. As collateral for the loan, the Portfolios are required to maintain assets consisting of cash, cash equivalents or liquid securities. The collateral is required to be adjusted daily to reflect changes in the amount of the loan outstanding.

Portfolio Holdings Information
The Board of Trustees of the Trust has adopted policies to ensure that any disclosure of information about a Portfolio’s portfolio holdings is in the best interest of investors. The portfolio holdings disclosure policies govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by a Portfolio. These portfolio holdings disclosure policies have been approved by the Board of Trustees of the Trust. Disclosure of each Portfolio’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. A complete list of a Portfolio’s portfolio holdings, shown pro rata by each Fund’s relative allocation, as of each calendar quarter-end is also available on the Trust’s website at www.aip-funds.com within 60 days after the calendar quarter-end.

4.      Investment Transactions

Purchases and sales of the Portfolios for the year ended December 31, 2007 (excluding short-term investments) were as follows:

	Alpha		Beta
	Purchases	Sales	Purchases	Sales

Convertible Bond Arbitrage-1
Portfolio	$47,770,116	$—	$—	$—
Deep Value Hedged Income-1
Portfolio	83,095,153	—	4,605,653	—
Distressed Securities & Special
Situations-1 Portfolio	37,907,931	—	1,692,361	—
Equity Option Overlay-1
Portfolio	54,185,980	—	3,485,022	—
Fixed Income Arbitrage-1
Portfolio	34,645,661	—	2,774,385	—
Global Hedged Income-1
Portfolio	62,280,949	—	3,151,735	—
Long/Short Equity — Deep
Discount Value- 1 Portfolio	20,704,820	—	2,874,802	—
Long/Short Equity — Earning
Revision-1 Portfolio	24,400,810	—	—	—
Long/Short Equity — Global-1
Portfolio	24,116,331	—	870,528	—
Long/Short Equity — Growth-1
Portfolio	55,782,361	—	4,500,000	—
Long/Short Equity —
Healthcare/Biotech-1
Portfolio	23,377,795	—	—	—
Long/Short Equity —
International-1 Portfolio	32,294,182	—	1,971,203	—
Long/Short Equity —
Momentum-1 Portfolio	46,987,252	—	2,429,274	—
Long/Short Equity — REIT-1
Portfolio	29,741,482	—	—	—
Merger Arbitrage-1 Portfolio	22,007,514	—	3,084,186	—
Total Purchases and Sales	$599,298,337	—	$31,439,149	—

5.      Federal Income Taxes

The cost basis of investments for federal income tax purposes at Decem-ber 31, 2007 was as follows:
	Alpha	Beta

Cost of Investments	$893,530,286	$38,437,703
Gross tax unrealized appreciation	46,236,679	541,192
Gross tax unrealized depreciation	(31,566,456)	(1,592,718)
Net tax unrealized appreciation
(depreciation)	$14,670,223	$(1,051,526)
At December 31, 2007, the components of distributable earnings/(losses) on a tax basis were as follows:

	Alpha	Beta

Net unrealized appreciation (depreciation)	$14,670,223	$(1,051,526)
Undistributed ordinary income	476,398	9,443
Accumulated long-term gain (loss)	1,258,633	—
Total distributable earnings/(losses)	$16,405,254	$(1,042,083)

The tax character of distributions for the Funds was as follows:

			Period from
	Year Ended		August 1, 2006 through		Year Ended
	December 31, 2007		December 31, 2006(1)(2)		July 31, 2006
	Alpha	Beta	Alpha	Beta	Alpha	Beta
	Hedged	Hedged	Hedged	Hedged	Hedged	Hedged
	Strategies	Strategies	Strategies	Strategies	Strategies	Strategies
	Fund	Fund	Fund	Fund	Fund	Fund

Distributions paid from:
Ordinary Income	$22,080,214	$930,190	$5,090,381	$24,874	$422,875	$—
Long-term capital gain	11,389,085	422,025	3,401,236	72,683	102,647	—

Total Distributions Paid	$33,469,299	$1,352,215	$8,491,617	$97,557	$525,522	$—

(1) The Funds’ fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.
(2) The Funds distributed these amounts in January 2007 for book purposes but December 2006 for tax purposes.

The Funds hereby designate as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2007.

Additionally, U.S. generally accepted accounting principles require certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2007, the following table shows the reclassifications made:

	Alpha Hedged	Beta Hedged
	Strategies Fund	Strategies Fund

Paid in capital	$34,427	$(1,479)
Undistributed net investment income	(168,083)	(15,136)
Accumulated net realized gain (loss)	133,656	16,615

Due to inherent differences in the recognition of income, expenses, and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting for the 2007 fiscal year have been identified and appropriately reclassified on the Statement of Assets and Liabilities.

6.      Investment Advisory Agreements and Other Expense Agreements

The Advisor provides the Funds and Portfolios with investment management services under an Investment Advisory Agreement (“Advisory Agreement”). Under this Advisory Agreement, the Advisor receives an annual advisory fee of 0.74% of the Funds’ average daily net assets. Alpha and Beta paid the Advisor $3,684,448 and $109,986, respectively, pursuant to this Advisory Agreement.

The Advisor is also responsible for paying fees to various shareholder servicing agents for performing shareholder servicing functions and maintaining shareholder accounts. For this service, the Advisor receives an annual shareholder service fee equal to 0.25% of Alpha and Beta’s No Load Class shares’ average daily net assets. For the year ending December 31, 2007 Alpha paid the Advisor $1,194,948 pursuant to the shareholder servicing fee. For the year ending December 31, 2007 Beta paid the Advisor $35,682 pursuant to the shareholder servicing fee.

The Alpha and Beta Class C shares are subject to a Distribution Plan. The fee is an amount of 1.00% of the average daily net assets attributable to Class C shares. For the year ended December 31, 2007, Alpha and Beta Class C shares paid a distribution fee of $199,192 and $5,902, respectively.

The Funds indirectly incur expenses through their investment in the Portfolios. The Advisor receives an advisory fee, payable monthly, for the performance of its services at an annual rate of 2.50% of the average daily net assets of the Portfolios. The advisory fee will be accrued daily for the purpose of determining the offering and redemption price of the Portfolios’ shares. Additionally, the Portfolios have entered into an operating services agreement, under which each Portfolio pays the Advisor 0.50% of such Portfolio’s average daily net assets.

Upon investing in the Portfolios an indirect annualized expense of 3.00% is incurred by the Funds. For the year ending December 31, 2007 the combined effect of the Advisory Agreement,shareholder servicing fee and the indirect expense incurred by investing in the UFT established a cap or ceiling on the Funds annual operating expense at 3.99% for No Load Shares and 4.74% for Class C Shares, excluding brokerage commissions, interest on the Funds’ borrowing, and dividends paid on short sales from the Portfolios.

Pursuant to the sub-advisory agreements between the Advisor and various Sub-Advisors, who provide services to the Funds, the Advisor compensates the Sub-Advisors based on each Sub-Advisors average daily net assets of the UFT Portfolio.

The Advisor is affiliated with Asset Alliance Corporation (”Asset Alliance”). Asset Alliance is also affiliated with the Funds’ Portfolio Research Consultant, Trust Advisors LLC. As a result, the Advisor is also affiliated with the Research Consultant.

7.      Capital Share Transactions

Transactions in No Load and Class C shares of Alpha were as follows:

			Period from
	Year Ended		August 1, 2006 through		Year Ended
	December 31, 2007		December 31, 2006(1)		July 31, 2006
No Load	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	36,945,639	$503,535,935	4,499,201	$58,234,963	13,791,547	$174,707,161
Shares issued to
shareholders in
reinvestment of
distributions	2,916,588	38,481,919	—	—	42,931	520,328

Shares redeemed, net
of redemption
fee.	(7,897,859)	(106,978,912)	(2,564,666)	(33,211,905)	(4,907,011)	(62,004,051)

Net increase	31,964,368	$435,038,942	1,934,535	$25,023,058	8,927,467	$113,223,438
Shares outstanding:
Beginning of
period	21,033,169		19,098,633		10,171,166

End of period	52,997,537		21,033,169		19,098,633

(1) The Fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.

			Period from
	Year Ended		August 1, 2006(1) through
	December 31, 2007		December 31, 2006(2)
Class C	Shares	Amount	Shares	Amount

Shares sold	2,506,212	$33,910,390	266,694	$3,456,752
Shares issued to
shareholders in
reinvestment of
distributions	115,372	1,518,175	—	—
Shares redeemed, net of
redemption fee	(73,557)	(989,526)	(4,650)	(60,055)
Net increase	2,548,027	$34,439,039	262,044	$3,396,697
Shares outstanding:
Beginning of period	262,044		—

End of period	2,810,071		262,044

(1) Commencement of operations.
(2) The Fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.

Transactions in No Load and Class C shares of Beta were as follows:

			Period from		Period from
	Year Ended		August 1, 2006 through		April 28, 2006(1) through
	December 31, 2007		December 31, 2006(2)		July 31, 2006
No Load	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	2,468,478	$32,288,734	101,436	$1,175,652	499,217	$5,984,394
Shares issued to
shareholders in
reinvestment of
distributions	107,833	1,338,626	—	—	—	—
Shares redeemed,
net of redemption
fee	(685,742)	(8,865,979)	(147,160)	(1,693,725)	(6,395)	(73,406)

Net increase
(decrease)	1,890,569	$24,761,381	(45,724)	$(518,073)	492,822	$5,910,988
Shares outstanding:
Beginning of
period	447,098		492,822		—

End of period	2,337,667		447,098		492,822

(1) Commencement of operations.
(2) The Fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.

			Period from
			August 1, 2006(1)
	Year Ended		through
	December 31, 2007		December 31, 2006(2)
Class C	Shares	Amount	Shares	Amount

Shares sold	94,779	$1,215,317	3,360	$39,000
Shares issued to shareholders in reinvestment
of distributions	3,947	48,833	—	—
Shares redeemed	(213)	(2,746)	—	—

Net increase	98,513	$1,261,404	3,360	$39,000
Shares outstanding:
Beginning of period	3,360		—

End of period	101,873		3,360

(1) Commencement of operations.
(2) The Fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.

8.      Credit Facility

Custodial Trust Company has made available to the Funds a credit facility pursuant to a Loan and Pledge Agreement (”Agreement”) dated Septem-ber 30, 2002 and April 28, 2006 for the purpose of purchasing portfolio securities. The Agreement can be terminated by either the Funds or Custodial Trust Company. Each Fund is permitted to borrow up to 33 1/3% of total assets. At December 31, 2007, Alpha and Beta had an outstanding loan payable balance of $147,990,000 and $8,582,000, respectively. The maximum amount of outstanding during the period ending December 31, 2007 for Alpha and Beta was $178,740,000 and $8,675,000, respectively. For the same period Alpha and Beta had an outstanding average daily balance of $78,061,233 and $3,176,412, respectively, under the credit facility. Borrowings under the Agreement are charged at the 30-day LIBOR rate plus 1%. For the year ended December 31, 2007, the weighted average rate paid on the loan for Alpha and Beta was 6.23% and 6.21%. As collateral for the loan, the Funds are required under the loan and pledge agreement to maintain assets consisting of cash, cash equivalents or liquid securities. The collateral is required to be adjusted daily to reflect changes in the amount of the loan outstanding.

9.      Change in Independent Registered Public Accounting Firm (Unaudited)

On May 22, 2007, with the approval of the audit committee, Pricewater-houseCoopers LLP was dismissed as the independent registered public accounting firm for the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (“the Funds”).

The Funds, with the approval of its Board of Trustees and its Audit Committee, engaged KPMG LLP as its new independent registered public accounting firm on May 22, 2007 to audit the Funds financial statements for the fiscal year ending December 31, 2007.

The report of PwC on the financial statements of the Funds for the most recent fiscal period ended December 31, 2006 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

In connection with its audit for the fiscal period ended December 31, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused them to make reference thereto in their report on the financial statements for such years.

10. Subsequent Events

Subsequent to December 31, 2007, one additional Portfolio was added to the UFT, the Energy and Natural Resources-1 Portfolio.

11. Additional Tax Information (Unaudited)

Long Term Capital Gain Designation

The Fund hereby designates the following as a capital gain dividend with respect to the taxable year ended December 31, 2007, or, if subsequently determined to be different, the net capital gain of such year:

Alpha Hedged Strategies Fund	$11,389,085
Beta Hedged Strategies Fund	$422,025

Qualified Dividend Income/Dividends Received Deduction

For the fiscal year ended December 31, 2007, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alpha Hedged Strategies Fund	17.46%
Beta Hedged Strategies Fund	22.81%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2007 was as follows:
Alpha Hedged Strategies Fund	6.12%
Beta Hedged Strategies Fund	8.53%

Additional Information Applicable to Foreign Shareholders Only

The percent of ordinary income distributions designated as interest related dividends for the fiscal year ended December 31, 2007 was as follows:

Alpha Hedged Strategies Fund	0.00%
Beta Hedged Strategies Fund	0.00%

AIP Alternative Strategies Funds
Financial Highlights

	No Load
		Period from					Period from
		August 1,					September 23,
	Year	2006	Year		Year	Year	2002(1)
	Ended	through	Ended		Ended	Ended	through
ALPHA HEDGED	December 31,	December 31,	July 31,		July 31,	July 31,	July 31,
STRATEGIES FUND	2007	2006(2)	2006		2005	2004	2003
Per Share Data(3):
Net Asset Value, Beginning of Period	$13.27	$12.85	$12.10		$10.73	$9.81	$10.00
Gain (Loss) from Investment
Operations:
Net investment income (loss)(4)(9). .	0.04	0.10	(0.05)(8)		(0.09)	(0.24)	(0.17)
Net realized and unrealized gain
(loss) on investments	1.02	0.32	0.84(8)		1.46	1.17	(0.02)
Total Gain (Loss) from Investment
Operations
Less Dividends and Distributions:	1.06	0.42	0.79		1.37	0.93	(0.19)
Net investment income	(0.25)	—	(0.04)		—	(0.01)	—
Net realized gains	(0.78)	—	—		—	—	—
Total Dividends and
Distributions	(1.03)	—	(0.04)		—	(0.01)	—
Net Asset Value, End of Period	$13.30	$13.27	$12.85		$12.10	$10.73	$9.81
Total Return	8.25%	3.27%(6)	6.56%		12.77%	9.42%	(1.90%)(6)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of
period
Ratio of expenses including dividends
on short positions and interest
expense to average net assets	$704,681	$279,109	$245,399		$123,035	$17,786	$11,835
Ratio of expenses excluding dividends
on short positions and interest
expense to average net assets:	6.10%(5)(10)	4.51%(5)(7)	5.75%(5)		4.96%	5.27%	4.92%(7)
Ratio of net investment income
including dividends on short positions
and interest expense to average net	3.99%(5)	3.99%(5)(7)	3.99%(5)		3.99%	3.99%	3.99%(7)
assets:	0.32%	1.92%(7)	(0.42%)	(8)	(0.88)%	(2.36)%	(2.00%)(7)
Ratio of interest expense and dividends
on short positions to average net
assets:	2.11%(10)	0.52%(7)	1.76%		0.97%	1.28%	0.93%(7)
Portfolio turnover rate(6)	0%	3%	137%		112%	146%	186%

(1) Commencement of operations.
(2) The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.
(3) Information presented relates to a share of capital stock outstanding for the entire period.
(4) Net investment income (loss) per share before interest expense and dividends on short positions for the year ended December 31, 2007, the period ended December 31, 2006, and years ended July 31, 2006, July 31, 2005, and July 31, 2004 and period ended July 31, 2003 were $0.18, $0.13, $0.21, $0.01, ($0.65), and ($0.51), respectively.
(5) Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 of notes to financial statements for a further explanation of the expense arrangements due to the reorganization of the Fund on April 28, 2006.
(6) Not Annualized.
(7) Annualized.
(8) Net Investment Income per share and ratio data has been changed to reflect a reclassification of short-term capital gains.
(9) Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(10) Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Financial Highlights

	Class C
			Period from
	Year		August 1, 2006 (1)
	Ended		through
	December 31,		December 31,
ALPHA HEDGED STRATEGIES FUND	2007		2006

Per Share Data:(2)
Net Asset Value, Beginning of Period	$13.21		$12.85
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)(7)	(0.06)		0.26
Net realized and unrealized gain (loss) on
investments	1.01		0.10
Total Gain (Loss) from Investment Operations	0.95		0.36
Less Dividends and Distributions:
Net investment income	(0.23)		—
Net realized gains	(0.75)		—
Total Dividends and Distributions	(0.98)		—
Net Asset Value, End of Period	$13.18		$13.21
Total Return	7.60%		2.80	%(5)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$37,048		$3,461
Ratio of expenses including dividends on short positions
and interest expense to average net assets:	6.85	%(4)(8)	5.26	%(4)(6)
Ratio of expenses excluding dividends on short positions
and interest expense to average net assets:	4.74	%(4)	4.74	%(4)(6)
Ratio of net investment income including dividends on
short positions and interest expense to average net
assets:	(0.43)%		4.76	%(6)
Ratio of interest expense and dividends on short
positions to average net assets:	2.11	%(8)	0.52	%(6)
Portfolio turnover rate(5)	0%		3%

(1) Commencement of operations.
(2) Information presented relates to a share of capital stock outstanding for the entire period.
(3) For the year ended December 31, 2007 and the period ended December 31, 2006, net investment income (loss) per share before interest expense and dividends on short positions was $0.07 and $0.29, respectively.
(4) Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 for a further explanation of the expense arrangements due to the reorganization of the Fund on April 28, 2006.
(5) Not Annualized.
(6) Annualized.
(7) Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(8) Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Financial Highlights

	No Load
			Period from		Period from
	Year		August 1, 2006		April 28, 2006(1)
	Ended		through		through
	December 31,		December 31,		July 31,
BETA HEDGED STRATEGIES FUND	2007		2006(2)		2006

Per Share Data(3):
Net Asset Value, Beginning of Period	$12.10		$11.52		$12.50
Gain (Loss) from Investment Operations:
Net investment income (loss)(4)(9)	0.04		(0.07)		(0.02	)(8)
Net realized and unrealized gain (loss) on
investments	1.18		0.65		(0.96	)(8)
Total Gain (Loss) from Investment Operations	1.22		0.58		(0.98)
Less Dividends and Distributions:
Net investment income	(0.06)		—		—
Net realized gains	(0.79)		—		—
Total Dividends and Distributions	(0.85)		—		—
Net Asset Value, End of Period	$12.47		$12.10		$11.52
Total Return	10.35%		5.03	%(6)	(7.84	%)(6)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$29,149		$5,412		$5,676
Ratio of expenses including dividends on short
positions and interest expense to average net
assets:	5.97	%(5)(10)	5.09	%(5)(7)	5.07	%(4)(7)
Ratio of expenses excluding dividends on short
positions and interest expense to average net
assets:	3.99	%(5)	3.99	%(5)(7)	3.99	%(4)(7)
Ratio of net investment income including dividends on
short positions and interest expense to average net
assets:	0.30%		(1.36	%)(7)	(0.54	%)(7)(8)
Ratio of interest expense and dividends on short
positions to average net assets:	1.98	%(5)(10)	1.10	%(7)	1.08	%(7)
Portfolio turnover rate(6)	0%		1%		0%

(1) Commencement of operations.
(2) The fund’s fiscal year end was changed from July 31 to December 31, resulting in a five-month annual reporting period.
(3) Information presented relates to a share of capital stock outstanding for the entire period.
(4) Net investment income per share before interest expense and dividends on short positions for the year ended December 31, 2007 and the periods ended December 31, 2006 and July 31, 2006 was $0.21, ($0.01) and $0.05, respectively.
(5) Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 for a further explanation of the expense arrangements due to the reorganization of the Fund on April 28, 2006.
(6) Not Annualized.
(7) Annualized.
(8) Net Investment Income per share and ratio data has been changed to reflect a reclassification of short-term capital gains.
(9) Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(10) Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Financial Highlights

	Class C
			Period Ended
	Year		August 1, 2006(1)
	Ended		through
	December 31,		December 31,
BETA HEDGED STRATEGIES FUND	2007		2006

Per Share Data(2):
Net Asset Value, Beginning of Period	$12.06		$11.52
Gain (Loss) from Investment Operations:
Net investment income (loss)(3)(7)	(0.06)		(0.34)
Net realized and unrealized gain (loss) on
investments	1.18		0.88
Total Gain (Loss) from Investment Operations	1.12		0.54
Less Dividends and Distributions:
Net investment income	(0.03)		—
Net realized gains	(0.76)		—
Total Dividends and Distributions	(0.79)		—
Net Asset Value, End of Period.	$12.39		$12.06
Total Return	9.68%		4.69	%(5)
Ratios/Supplemental Data:
Net assets (000’s omitted), end of period	$1,262		$41
Ratio of expenses including dividends on short
positions and interest expense to average net assets:	6.72	%(4)(8)	5.84	%(4)(6)
Ratio of expenses excluding dividends on short
positions and interest expense to average net assets:	4.74	%(4)	4.74	%(4)(6)
Ratio of net investment income including dividends on
short positions and interest expense to average net
assets:	(0.45)%		(6.91	%)(6)
Ratio of interest expense and dividends on short
positions to average net assets:	1.98	%(8)	1.10	%(6)
Portfolio turnover rate(5)	0%		1%

(1) Commencement of operations.
(2) Information presented relates to a share of capital stock outstanding for the entire period.
(3) For the year ended December 31, 2007 and the period ended December 31, 2006, net investment income (loss) per share before interest expense and dividends on short positions was $0.11 and ($0.28), respectively.
(4) Includes expenses from the Underlying Funds Trust in which the Fund invests. The indirect annualized expense ratio for such expenses is 3.00% for the annual operating expenses, plus interest and dividends on short sales. See Note 6 for a further explanation of the expense arrangements due to the reorganization of the Fund on April 28, 2006.
(5) Not Annualized.
(6) Annualized.
(7) Net Investment Income (loss) per share represents net investment income (loss) divided by the average shares outstanding throughout the period.
(8) Includes interest expense and dividends on short positions from the Underlying Funds Trust in which the Fund invests.

The accompanying notes are an integral part of these financial statements.

AIP Alternative Strategies Funds
Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
AIP Alternative Strategies Funds:

We have audited the accompanying statements of assets and liabilities of Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund, including the schedules of investments, as of December 31, 2007, and the related statements of operations, cash flows, and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights for the periods presented through December 31, 2006, were audited by other auditors whose report dated March 8, 2007, expressed an unqualified opinion on those financial statements and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying funds’ administrator. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund as of December 31, 2007, the results of their operations, their cash flows, the changes in their net assets, and the financial highlights for the year then ended in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Milwaukee, Wisconsin
February 29, 2008

AIP Alternative Strategies Funds
Board Approval of Investment
Advisory Agreement (Unaudited)

At its meeting in-person held on August 8, 2007, the Board of Trustees (the “Board”) of AIP Alternative Strategies Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust, as such term is defined in the Investment Company Act of 1940, (the “Independent Trustees”), voted to approve the continuation of the current investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of its two series, the Alpha Hedged Strategies Fund and Beta Hedged Strategies Fund (together, the “Funds”), and Alternative Investment Partners, LLC (the “Advisor”). The Board received and discussed a memorandum from the Funds’ legal counsel regarding the duties and responsibilities of the Board and the Independent Trustees under the Investment Company Act of 1940 in reviewing advisory contracts. In connection with its approval of the continuation of the Advisory Agreement, the Board considered the following factors:

•   The investment performance of the Funds both on an absolute basis and on a relative basis in comparison to its peers; and

•   The nature, scope and quality of the services provided by the Advisor;

•   The reasonableness of the cost of the services provided by the Advisor;

•   The extent to which economies of scale would be reflected in fee levels for the benefit of shareholders; and

•   The profits to be realized by the Advisor and its affiliates from the relationship with the Funds.

The Trustees evaluated these factors based on their own direct experience with the Advisor and in consultation with their independent counsel. None of these factors was determinative in the Board’s decision to continue the Advisory Agreement, but each was a factor in the Trustees’ consideration. Greater detail regarding the Board’s consideration of these factors is set forth below.

The Board discussed each Fund’s performance for the current calendar year and for the one-, three- and five-year periods ended June 30, 2007. In assessing the quality of the portfolio management delivered by the Advisor, the Trustees also compared the short-term and long-term performance of each Fund on both an absolute basis and in comparison with its

AIP Alternative Strategies Funds
Board Approval of Investment
Advisory Agreement (Unaudited)
(continued)

peer group and its benchmark index, as constructed by data provided by Lipper, Inc. and assembled by the Fund’s administrative services agent, U.S. Bancorp Fund Services, LLC (the “Fund Administrator”), independently from the Advisor. The Trustees noted that performance figures for each Fund since inception included periods when such Fund had very few assets and was in a start-up phase, and therefore gave greater weight to more recent performance. The Trustees also noted that during the course of the prior two years they had met with the Advisor in person to discuss various performance topics and had been satisfied with the Advisor’s reports. The Board concluded that the Advisor’s performance overall was satisfactory under current market conditions.

In addition, the Board discussed and considered materials which had been distributed to them in advance of the Board meeting and prepared by the Advisor in response to the questionnaire provided by Fund counsel with respect to certain matters that counsel believed relevant to the annual continuation of the Advisory Agreement under Section 15 of the Investment Company Act. These materials included, among other thing, information regarding: (a) the Advisor’s financial soundness and ability to honor any applicable expense reimbursement commitment; (b) information on the cost to the Advisor of sponsoring the Funds and the Advisor’s profitability in connection with such sponsorship; (c) information on economies of scale (if any) resulting from growth of the Funds’ assets; (d) the timeliness, adequacy and quality of information supplied by the Advisor in response to the requests of the Trustees and the Fund Administrator; (e) the disclosures and responses in Parts I and II of the Advisor’s Form ADV registration as filed with the SEC; (f) the Advisor’s policy with respect to proxy voting; (g) the Advisor’s brokerage allocation and soft dollar practices; (h) the Advisor’s insurance arrangements, both for the Funds and the Advisor’s other clients; (i) regulatory issues; (j) the Advisor’s compliance program and chief compliance officer; and (k) other material factors affecting the Advisor.

After reviewing these materials, the Board assessed the overall quality of services provided to each Fund. The Board considered the Advisor’s

AIP Alternative Strategies Funds
Board Approval of Investment
Advisory Agreement (Unaudited)
(continued)

specific responsibilities in all aspects of day-to-day management of the Funds, as well as the qualifications, experience and responsibilities of the portfolio managers and other key personnel at the Advisor involved in the day-to-day activities of each Fund. The Board also considered its knowledge of the Advisor’s operations. The Trustees also discussed the Advisor’s marketing activity and commitment to Fund growth, and reviewed the Advisor’s compliance with any reimbursement requirements of the Funds. The Trustees also reviewed the structure of the Advisor’s compliance procedures and their effectiveness during the prior year. The Trustees noted that during the course of the prior year they had met with the Advisor in person to discuss various performance, marketing and compliance items. The Trustees also noted any services that extended beyond portfolio management, and they considered the trading capability of the Advisor. The Board concluded that the Advisor had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedure essential to performing its duties under its advisory agreement and that the nature, overall quality, and extent of the management services were satisfactory.

The Trustees then discussed in greater detail, with the assistance of the Trust’s Chief Compliance Officer (“CCO”), the Advisor’s handling of compliance matters. The CCO reported to the Board on the effectiveness of the Advisor’s compliance program. The CCO noted that the Advisor had provided certifications that: (a) it had adopted a Code of Ethics conforming to applicable regulatory requirements; and (b) it had adopted procedures reasonably necessary to prevent its access persons from violating its Code of Ethics, to which the CCO offered her own certification that the Codes were compliant with applicable regulations. The Board also discussed the Advisor’s business continuity plan. After reviewing the Advisor’s compliance policies and procedures with respect to each Fund, based on the assurances and information provided to them by the CCO, the Board concluded that the Advisor’s policies and procedures were satisfactory.

AIP Alternative Strategies Funds
Board Approval of Investment
Advisory Agreement (Unaudited)
(continued)

The Board then turned to a more focused review of the cost of services and the structure of the Advisor’s fees. A lengthy discussion ensued, including a detailed review of the expense analysis report provided to them and other pertinent material with respect to each Fund. The Trustees reviewed extensively the related statistical information and other materials provided, including the comparative expenses, components and peer group selections. The Trustees considered the cost structure of each Fund relative to its peer funds and separate accounts, as well as expense waivers and reimbursements of the Advisor.

The Board also reviewed information prepared by the Fund Administrator comparing the Funds’ contractual advisory fees with a peer group of funds, and comparing the Funds’ overall expense ratio to the expense ratios of a peer group of funds, both before and after fee waivers and expense reimbursement, as well as the profitability memo prepared by the Advisor. However, the Advisor noted that the Funds offer a unique product and therefore the peer groups do not mirror the Funds in whole. The Advisor will continue to refine the comparative data and monitor the marketplace for more comparable products. Nevertheless, the Board considered these comparisons helpful in their assessment as to whether the Advisor was obtaining for the Funds’ shareholders the total return performance that was available in the marketplace given the Fund’s investment objectives, strategies limitations and restrictions. The Board noted that the sub-advisory and research consultant fees were paid out of the Advisor’s fee. The Board also reviewed information regarding expenses presented by management, which showed overall expenses of the Funds. Based on all of this information, the Board concluded that the Funds’ expenses were reasonable.

The Trustees also discussed the overall profitability of sponsoring each Fund to the Advisor, reviewing the Advisor’s financial information. The Trustees considered both the direct and indirect benefits to the Advisor from advising the Funds. The Trustees also examined the level of profits that could be expected to accrue to the Advisor from the fees payable under the applicable advisory agreements and any expense subsidization

AIP Alternative Strategies Funds
Board Approval of Investment
Advisory Agreement (Unaudited)
(continued)

undertaken by the Advisor, as well as each Fund’s brokerage commissions and use of soft dollars by the Advisor. These considerations were based on material requested by the Trustees and the Fund Administrator specifically for the meeting, as well as the in-person presentations made by the Advisor over the course of the year. After further discussion, the Trustees concluded that the Advisor’s profit from sponsoring the Funds had not been, and currently was not, excessive and that the Advisor had maintained adequate financial strength to support the services to its Funds. The Board reviewed the personnel responsible for providing services to the Funds and concluded, based on their experience and interaction with the Advisor, that (a) the Advisor was able to retain quality personnel, including the sub-advisors and Trust Advisors, (b) the Advisor exhibited a high level of diligence and attention to detail in carrying out its responsibilities under the Advisory Agreement, (c) the Advisor was very responsive to the requests of the Trustees, (d) the Advisor had consistently kept the Board apprised of developments related to the Funds and the industry in general and (e) the Advisor continued to demonstrate the ability to grow the Funds.

The Board concluded that the nature and scope of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Advisor had been maintained over the past year and that the quality of service continued to be high.

Based on the factors discussed above, the Board approved continuation of the Advisory Agreement.

AIP Alternative Strategies Funds
Management of the Fund
December 31, 2007 — (Unaudited)

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust, which has been filed with the Securities and Exchange Commission and is available upon request. The Board of Trustees consists of five individuals, four of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the advisor (“Independent Trustees”). Pursuant to the Declaration of Trust, the Trustees shall elect officers including a president, secretary and treasurer. The Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and executive officers of the Trust and their principal occupation over the last five years.

AIP Alternative Strategies Funds
Management of the Fund
December 31, 2007 — (continued) (Unaudited)

Independent Trustees
Number of
Portfolios in
Fund
		Principal Occupation	Complex	Other
		During the Past	Overseen by	Directorships
Name, Address and Age	Position*	Five Years	Trustee	held by Trustee

Joseph E. Breslin (54)	Trustee and	Chief Operating Officer, Central Park	Two	Director,
701 Westchester Avenue,	Chairman	Credit Holdings (2007 to Present); Chief		Kinetics
Suite 312-W		Operating Officer, Aladdin Capital		Mutual Funds,
White Plains, NY 10604		Management LLC (2005 to 2007);		Inc. (9
		Independent Consultant, Independence		portfolios);
		Community Bank (2003 to 2005); Senior		Trustee,
		Managing Director, Marketing & Sales,		Kinetics
		Whitehall Asset Management, a financial		Portfolios Trust
		services company (1999 to 2003).		(9 portfolios).
Robert Anderson (66)	Trustee	Senior Vice President Aquila Management	Two	None
701 Westchester Avenue,		Corp. since 1998; From 1995 to 1998
Suite 312-W		Consultant for The Wadsworth Group.
White Plains, NY 10604
Joy Montgomery Rocklin (57)	Trustee	Vice President, JES Promotions, an	Two	None
701 Westchester Avenue,		advertising specialty firm (2002 to
Suite 312-W		Present); President, Money Marketing
White Plains, NY 10604		Initiatives, a bank and mutual fund
consulting firm (1988 to 2000).
Thomas Mann (56)	Trustee	Managing Director and Group Head	Two	None
701 Westchester Avenue,		Financial Institutions Group, Societe
Suite 312-W		Generale Banking, Investments, Capital
White Plains, NY 10604		Markets (1994 to Present)
Interested Trustee
Number of
Portfolios in
Fund
		Principal Occupation	Complex	Other
		During the Past	Overseen by	Directorships
Name, Address and Age	Position*	Five Years	Trustee	held by Trustee

Stephen G. Bondi (49)	Interested	Chief Financial Officer and Senior Vice	Two	None
800 Third Avenue,	Trustee,	President of Asset Alliance Corporation
22nd Floor	Treasurer	(an investment holding company) and
New York, NY 10022	and Chief	certain related entities (2000 — present).
Financial
Officer
* Mr. Bondi is an “interested” Trustee because of his affiliation with Asset Alliance, which owns a controlling interest in AIP.

AIP Alternative Strategies Funds
Management of the Fund
December 31, 2007 — (continued) (Unaudited)

Officers
Number of
Portfolios
in Fund
		Principal Occupation	Complex	Other
		During the Past	Overseen by	Directorship
Name, Address and Age	Position	Five Years	Trustee	heldby Trustee

Lee Schultheis (51)	President	Chief Executive Officer of the Adviser	N/A	N/A
701 Westchester Avenue,		(2004 — Present); Managing Member and
Suite 312-W		Chief Investment Officer of the Advisor
White Plains, NY 10604		(2002 to Present); Chief Operating Officer
of Kinetics Asset Management, Inc. and
President of Kinetics Funds Distributor Inc.
(1999 to 2002)
Stephen G. Bondi (49)	Treasurer	See above.	See above.	See above.
800 Third Avenue,	and Chief
22nd Floor	Financial
New York, NY 10022	Officer
Kristina Labermeier (27)	Secretary	Chief Compliance Officer of the Advisor	N/A	N/A
701 Westchester Avenue,	and Chief	(2005 to Present); Compliance Officer of
Suite 312-W	Compliance	U.S. Bancorp Fund Services, LLC (2002 to
White Plains, NY 10604	Officer	2005)

INVESTMENT ADVISOR
Alternative Investment Partners, LLC 701 Westchester Avenue, Suite 312-W
White Plains, NY 10604
DISTRIBUTOR
Quasar Distributors, LLC 615 East Michigan Street Milwaukee, WI 53202
ADMINISTRATOR AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street Milwaukee, WI 53202
CUSTODIAN
Custodial Trust Company 101 Carnegie Center Princeton, NJ 08540
LEGAL COUNSEL
Blank Rome LLP 405 Lexington Avenue New York, NY 10174
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
777 East Wisconsin Ave. Suite 500 Milwaukee, WI 53202
TOLL FREE TELEPHONE NUMBER:
1-877-Low-Beta (1-877-569-2382)

The Fund’s Statement of Additional Information contains
additional information about the Funds’ Trustees and is available without charge upon request by calling
1-877-569-2382

The Funds’ Proxy Voting Policies and Procedures are available without charge upon request by calling 1-877-569-2382, on the Funds’ website,
www.aipfunds.com, or on the SEC’s website, at www.sec.gov.
Information regarding how each Fund voted proxies relating to portfolio securities during the twelve months ending June 30, 2007 is available without charge upon request by calling 1-877-569-2382; or on the SEC’s website, at www.sec.gov.

This report must be accompanied or preceded by
the Funds’ current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant's Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Joseph Breslin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/07	FYE 12/31/06
Audit Fees	$67,000	$146,000
Audit-Related Fees	None	None
Tax Fees	$12,800	$20,100
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/07	FYE 12/31/06
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

 Item 10. Submission of Matters to a Vote of Security Holders.

 Not Applicable.

 Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal controls over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

 Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   AIP Alternative Strategies Funds

By (Signature and Title)   /s/Lee Schultheis
Lee Schultheis, President

Date   March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/Lee Schultheis
Lee Schultheis, President

Date   March 6, 2008

By (Signature and Title)   /s/Stephen G. Bondi
Stephen G. Bondi, Treasurer

Date   March 10, 2008

* Print the name and title of each signing officer under his or her signature